Ecofin Global Water ESG Fund
Schedule of Investments
August 31, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Canada Water Infrastructure - 4.7%
Stantec, Inc.	31,853	$2,608,701

France Water Infrastructure - 7.4%
Veolia Environnement SA	124,626	4,124,581

Hong Kong Water Equipment/Services - 1.0%
China Lesso Group Holdings Ltd.	277,000	99,109
Guangdong Investment Limited	786,000	445,525
		544,634
Hong Kong Water Infrastructure - 0.0%(a)
CT Environmental Group Limited (b)(c)	113,060	0

Japan Water Equipment/Services - 5.4%
Kitz Corp.	24,000	169,095
Kurita Water Industries Ltd.	29,900	1,193,014
Lixil Corp.	80,200	949,354
Rinnai Corp.	32,400	724,950
		3,036,413
Japan Water Infrastructure - 0.7%
METAWATER Co, Ltd.	6,300	75,890
Organo Corp.	7,200	327,026
		402,916
Switzerland Water Equipment/Services - 3.2%
Georg Fischer AG	22,903	1,809,231

Switzerland Water Management - 7.4%
Geberit AG	6,496	4,134,270

United Kingdom Water Equipment/Services - 8.8%
Ferguson Enterprises, Inc.	10,341	2,105,031
Genuit Group PLC	69,579	420,340
Pentair PLC	26,933	2,388,688
		4,914,059
United Kingdom Water Infrastructure - 10.3%
Pennon Group PLC	79,876	633,079
Severn Trent PLC	76,677	2,588,997
United Utilities Group PLC	190,413	2,549,459
		5,771,535
United States Equipment/Services - 18.2%
Advanced Drainage Systems, Inc.	12,675	1,986,933
Aris Water Solutions, Inc.	12,670	213,109
Energy Recovery Inc. (c)	18,874	306,514
Franklin Electric Co., Inc.	8,212	852,898
IDEX Corporation	10,469	2,161,639
Select Water Solutions, Inc.	25,400	292,862
Veralto Corp.	20,007	2,249,387
Xylem, Inc.	15,314	2,106,135
		10,169,477
United States Water Infrastructure - 5.6%
Mueller Water Products, Inc.	34,189	734,038
Tetra Tech, Inc.	9,982	2,373,121
		3,107,159
United States Water Management - 9.8%
A.O. Smith Corporation	22,704	1,900,779
Badger Meter, Inc.	5,815	1,203,356
Lindsay Corporation	2,997	371,778
Watts Water Technologies, Inc.	5,457	1,073,392
Zurn Elkay Water Solutions Corp.	28,820	934,632
		5,483,937
United States Water Treatment - 4.0%
Ecolab Inc.	8,914	2,256,847

United States Water Utilities - 12.9%
American Water Works Co., Inc.	16,814	2,406,420
California Water Service Group	12,711	703,299
Core & Main, Inc. (c)	32,489	1,560,447
Essential Utilities, Inc.	47,561	1,854,403
Montrose Environmental Group, Inc. (c)	8,109	266,786
SJW Group	7,500	442,425
		7,233,780
TOTAL COMMON STOCKS (Cost $47,538,067)		55,597,540

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%	Shares
First American Government Obligations Fund - Class X, 5.22% (d)	194,979	194,979
TOTAL SHORT-TERM INVESTMENTS (Cost $194,979)		194,979

TOTAL INVESTMENTS - 99.7% (Cost $47,733,046)		55,792,519
Other Assets in Excess of Liabilities - 0.3%		161,575
TOTAL NET ASSETS - 100.0%		$55,954,094

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Represents less than 0.05% of net assets.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of August 31, 2024.

(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

Ecofin Global Water ESG Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$55,597,540	$–	$–	(a)	$55,597,540
Money Market Funds	194,979	–	–		194,979
Total Investments	$55,792,519	$–	$–	(a)	$55,792,519

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)	Amount is less than $0.50.